WHEN RECORDED MAIL TO

Allan R. Winn, Esq.
Ballard Spahr Andrews & Ingersoll
601 13th Street, N.W.
Suite 1000 South
Washington, D.C.  20005-3807



                                  SPACE ABOVE THIS LINE FOR RECORDER'S USE
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                             MULTIFAMILY DEED OF TRUST,
                      ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                                    (Wickertree)


     THIS DEED OF TRUST (herein "Instrument") is made as of the 31st day of October 1997, among the Trustor/Grantor, AIMCO/WICKERTREE, L.P., a Delaware limited partnership whose address is 1873 S. Bellaire Street, 17th Floor, Denver, Colorado 80222 (herein "Borrower"), TRANSNATION TITLE INSURANCE
COMPANY, an  Arizona corporation whose address is             (herein
"Trustee"), and the Beneficiary, GMAC COMMERCIAL MORTGAGE CORPORATION, a corporation organized and existing under the laws of the State of California whose address is 650 Dresher Road, P.O. Box 1015, Horsham, PA
19044-8015 (herein "Lender").

    BORROWER, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the following described property located in Phoenix, Maricopa County, State of Arizona:

See EXHIBIT "A" attached hereto and incorporated herein.

This Instrument has been amended and supplemented in certain respects as set forth in (i) Rider to Multifamily Instrument and (ii) Supplemental Rider to Multifamily Instrument (collectively, the "Riders"), annexed hereto and incorporated herein by this reference. In the event of any inconsistencies between the printed portions of this Instrument and the provisions of the Riders, the provisions of the Riders shall control.

                                                          (Page 1 of 9 Pages)

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     TOGETHER with all buildings, improvements and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and any and all other additional items of personal property described in EXHIBIT "B" attached hereto and incorporated herein; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property".

     TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by Borrower's note dated as of October 31, 1997 (herein "Note") in the principal sum of Four Million Two Hundred Thirty One Thousand Seven Hundred And No/100 Dollars, with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on November 1, 2017, and all renewals, extensions and modifications thereof; (d) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and (e) the performance of the covenants and agreements of Borrower herein contained.

     Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property,
(b) the yearly ground rents, if any, (c) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof,
(d) the yearly premium installments for mortgage insurance, if any, and (e) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Any waiver by Leader of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

     The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rates, rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

     If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or
(ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

                                                          (Page 2 of 9 Pages)

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4. CHARGES; LIENS. Borrower shall pay all water and sewer rates, rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT AND RIDER TO MULTIFAMILY INSTRUMENT

6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a residential rental property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

                                                          (Page 3 of 9 Pages)

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     If this Instrument is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to Lender of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower, (iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by Lender shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and (v) shall within thirty days after request by Lender obtain from the lessor under the ground lease and deliver to Lender the lessor's estoppel certificate required thereunder, if any. Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the ground lease.

     Borrower shall not surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of Lender, alter or amend said ground lease. Borrower covenants and agrees that there shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger; if Borrower shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in paragraph 5 hereof, and (iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

     Any amounts disbursed by Leader pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property.

10. BOOKS AND RECORDS.

                     SEE ATTACHED RIDER TO MULTIFAMILY INSTRUMENT

11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

     Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part tbereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this

                                                          (Page 4 of 9 Pages)

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Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

14. ESTOPPEL CERTIFICATE. Borrower shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 27 of this Instrument.

16. LEASES OF THE PROPERTY. As used in this paragraph 16, the word "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for non-residential use except with the prior written approval of Lender. Borrower, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property shall specifically provide that such leases are subordinate to this Instrument;
that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property providing for a term of three years or more, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

     Upon Lender's request, Borrower shall assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extrend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under the Federal Bankruptcy Act, as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings

                                                          (Page 5 of 9 Pages)
brought for the reorganization, dissolution or liquidation of Borrower, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, of if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 8 hereof.

19. SEE ATTACHED RIDER TO MULTIFAMILY INSTRUMENT

20. SEE ATTACHED RIDER TO MULTIFAMILY INSTRUMENT

21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22. UNIFORM MULTIFAMILY INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of multifamily instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

23. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

24. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

25.

                                                          (Page 6 of 9 Pages)

26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon the occurrence of an Event of Default (as defined in the Note), and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that upon the occurrence of an Event of Default (as defined in the Note) each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

    Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than two months prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than two months prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

     Upon the occurrence of an Event of Default (as defined in the Note), Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

    All rents and revenues collected subsequent to the occurrence of an Event of Default (as defined in the Note) shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by the Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26.

   If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

                                                          (Page 7 of 9 Pages)

     Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

27. ACCELERATION: REMEDIES. Upon the occurrence of an Event of Default, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

     If Lender invokes the power of sale, Lender shall give written notice to Trustee of the occurrence of an event of default and of Lender's election to cause the Property to be sold. Trustee shall record a notice of sale in each county in which the Property or some part thereof is located and shall mail copies of such notices in the manner prescribed by applicable law to Borrower and to the other persons prescribed by applicable law. Trustee shall give public notice of sale and shall sell the Property according to the laws of Arizona. Trustee may sell the Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Property at any sale.

     Trustee shall deliver to the purchaser Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to, Trustee's and attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto, or to the clerk of the superior court of the county in which the sale took place.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

29. SUBSTITUTE TRUSTEE. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

30. TIME OF ESSENCE. Time is of the essence of each covenant of this Instrument.

31. MAILING ADDRESS. Borrower's mailing address is Borrower's address stated below.

32. WAIVERS BY SURETY. Any party who has signed this Instrument as a surety or accommodation party, or who has subjected his property to this Instrument to secure the indebtedness of another, hereby expressly waives the benefits of the provision of Arizona Revised Statutes Sections 12-1641 and 12-1642, as now existing and hereafter amended.

     IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

WITNESS:                          BORROWER:

                                  AIMCO/WICKERTREE, L. P.,
                                  a Delaware limited partnership

                                  By:  AIMCO/Wickertree, Inc., a
                                       Delaware corporation

/s/ Stacie Taylor
------------------------------
                                  By: /s/ Harry Alcock
                                     --------------------------------
                                       Harry Alcock
                                       Vice President

                                  Borrower's Address:

                                  1873 S. Bellaire Street, 17th Floor
                                  Denver, Colorado  80222


                                                          (Page 8 of 9 Pages)

                CORPORATE LIMITED PARTNERSHIP ACKNOWLEDGMENT

STATE OF New York    New York          County ss:
                 ....................
    The foregoing instrument was acknowledged before me this   October 31, 1997
                                                       ......................
                                                                (date)
by       Harry Alcock               ,       Vice President                 of
   ................................. .........................................
        (name of officer)                     (office)
AIMCO/WICKERTREE, INC.     , a        Delaware                    corporation,
 ...........................    ..................................
    (name of corporation)                    (state)
general partner on behalf of    AIMCO/WICKERTREE, L.P.,   a limited partnership.
                            ...........................,
                                (name of partnership)

My Commission Expires:                               /s/ Vernaliz Y. Co
                                           ...................................
       VERNALIZ Y. CO                                  Notary Public
       Notary Public, State of New York
       No. 01005085381
       Qualified in New York County
       Commission Expires Sept. 22, 1999


This instrument was prepared by Allan R. Winn, Esq., Ballard Spahr Andrews &
                               Ingersoll
                               .............................................
                               601 13th Street, N.W., Suite 1000 South,
                               Washington, D.C.  20005


                                                          (Page 9 of 9 Pages)

                           RIDER TO MULTIFAMILY INSTRUMENT
                                     (Wickertree)

     THIS RIDER TO MULTIFAMILY INSTRUMENT (the "Rider") is made as of the 31st day of October, 1997, and is incorporated into and shall be deemed to amend and supplement the Multifamily Deed of Trust of the same date (the "Instrument"), given by the undersigned AIMCO/WICKERTREE, L.P. a Delaware limited partnership (the "Borrower"), to secure Borrower's Multifamily Note of the same date (the "Note") with Addendum to Multifamily Note of the same date (the "Addendum") to GMAC Commercial Mortgage Corporation, a California corporation, 650 Dresher Road, P.O. Box 1015, Horsham, PA. 19044-8015 [INSERT ADDRESS OF LENDER], and its successors, assigns and transferees (the "Lender"), covering the property described in the Instrument and defined therein as the "Property."

     The Property is located entirely within the State of Arizona [INSERT NAME OF STATE IN WHICH THE PROPERTY IS LOCATED] (the "Property Jurisdiction").

     The term "Loan Documents" when used in this Rider shall mean, collectively, the following documents: (i) the Instrument, as modified by this Rider and any other riders to the Instrument given by Borrower to Lender and covering the Property; (ii) the Note, as modified by the Addendum and any other addendum to the Note; and (iii) all other documents or agreements, including any Collateral Agreements (as defined below) or O&M Agreements (as defined below), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended from time to time. Any conflict between the provisions of the Instrument and the Rider shall be resolved in favor of the Rider.

     The covenants and agreements of this Rider, and the covenants and agreements of any other riders to the Instrument given by Borrower to Lender and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Rider and the other riders were a part of the Instrument and all references to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented.

     ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Instrument, Borrower and Lender further covenant and agree as follows:

A.   FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES

     Uniform Covenant 2 of the Instrument ("Funds for Taxes, Insurance and Other Charges") is amended to change the title to "Funds for Taxes, Insurance and Other Charges; Collateral Agreements." Existing Uniform Covenant 2 is amended to become Uniform Covenant 2A. The following new Uniform Covenant 2B is added at the end of Uniform Covenant 2A:

2B REPLACEMENT RESERVE AGREEMENT, COMPLETION/REPAIR AGREEMENT, ACHIEVEMENT AGREEMENT AND OTHER COLLATERAL AGREEMENTS

     (a) REPLACEMENT RESERVE AGREEMENT

     Borrower shall deposit with Lender the amounts required by the Replacement Reserve and Security Agreement (the "Replacement Reserve Agreement") between Borrower and Lender, dated the date of the Note, at the times required by the Replacement Reserve Agreement, and shall perform all other obligations as and when required pursuant to the Replacement Reserve Agreement.

     (b) COMPLETION/REPAIR AGREEMENT

     Borrower shall deposit with Lender the amount required by the Completion/Repair and Security Agreement (the "Completion/Repair Agreement") between Borrower and Lender (if any), dated the date of the Note, at the time required by the Completion/Repair Agreement, and shall perform all other obligations as and when required pursuant to the Completion/Repair Agreement.

     (c) ACHIEVEMENT AGREEMENT

     Borrower shall perform all of its obligations as and when required pursuant to the Achievement Agreement between Borrower and Lender (if any), dated the date of the Note.

     (d) COLLATERAL AGREEMENTS

     As used herein, the term "Collateral Agreement" shall mean any of the Replacement Reserve Agreement, the Completion/Repair Agreement, the Achievement Agreement and any similar agreement which has been entered into between Borrower and Lender in connection with the loan evidenced by the Note.

B.   APPLICATION OF PAYMENTS

     Uniform Covenant 3 of the Instrument ("Application of Payments") is amended to add the following sentence at the end thereof:

     Notwithstanding the preceding sentence, (i) Lender shall be permitted to apply any partial payment received from Borrower in any manner determined by Lender and in any order of priority of application as determined by Lender, in Lender's sole discretion, and (ii) upon any breach of any covenant or agreement of Borrower in the Instrument, the Note or any other Loan Document. Lender shall be permitted to apply any funds held pursuant to any Collateral Agreement in any manner which is permitted pursuant to such Collateral Agreement and in any order of priority of application as determined by Lender, in Lender's sole discretion.

     C. HAZARD INSURANCE; RESTORATION OF PROPERTY

     Uniform Covenant 5 of the Instrument ("Hazard Insurance") is amended to add the following sentence at the end thereof:

     Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by the Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any provision of the Instrument, the Note or any other Loan Document; (ii) Lender determines that there will be sufficient funds to restore and repair the Property to a condition approved by Lender; (iii) Lender determines that the rental income of the Property, after restoration and repair of the Property to a condition approved by Lender, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Property; and (iv) Lender determines that restoration and repair of the Property to a condition approved by Lender will be completed prior to the earlier of either
(1) the maturity date of the Note or (2) within one year of the date of the loss or casualty to the Property.

D.   ENVIRONMENTAL HAZARD PROVISION

     In addition to Borrower's covenants and agreements under Uniform Covenant 6 of the Instrument ("Preservation and Maintenance of Property; Leaseholds"), Borrower further covenants and agrees that Borrower shall not:

     (a) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including aboveground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (as defined below) (excluding the safe and lawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes) on or under the Property, or in any way affecting the Property or its value, or which may form the basis for any present or future demand, claim or liability relating to contamination, exposure, cleanup or other remediation of the Property or;

     (b) cause or permit the transportation to, from or across the Property of any Hazardous Material (excluding the safe and lawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes); or

     (c) permit, cause or exacerbate any occurrence or condition on the Property that is or may be in violation of Hazardous Materials Law (as defined below).

(The matters described in (a), (b) and (c) above are referred to collectively below as "Prohibited Activities or Conditions.")

     Except with respect to any matters which have been disclosed in writing by Borrower to Lender prior to the date of the Instrument, or matters which have been disclosed in an environmental hazard assessment report of the Property received by Lender prior to the date of the Instrument, Borrower represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions and to the best of its knowledge, no Prohibited Activities or Conditions exist or have existed on or under the Property. Borrower shall take all appropriate steps (including but not limited to appropriate lease provisions) to prevent its employees, agents, and contractors, and all tenants and other occupants on the Property, from causing, permitting or exacerbating any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease of all or any portion of the Property for non-residential use to any tenant or subtenant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all non-residential leases and subleases shall provide that tenants and subtenants shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

     If any Prohibited Activities or Conditions exist on the Property, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Property to so comply with, (1) any program of operations and maintenance ("O&M Program") relating to the Property that is acceptable to Lender with respect to one or more Hazardous Materials (which O&M Program may be set forth in an agreement of Borrower (an "O&M Agreement")) and all other obligations set forth in any 0&M Agreement(1) and (2) all Hazardous Materials Laws. Any 0&M Program shall be performed by qualified personnel. All costs and expenses of the O&M Program shall be paid by Borrower, including without limitation Lender's fees and costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance thereunder. If Borrower fails to timely commence or diligently continue and complete the O&M Program and comply with any O&M Agreement, then Lender may, at Lender's option, declare all of the sums secured by the Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 27 of the Instrument. Without limiting the foregoing, Borrower shall take prompt remedial action in the event of the discovery of any Prohibited Activities or(2).

     Borrower represents that Borrower has not received, and has no knowledge of the issuance of, any claim, citation or notice of any pending or threatened suits, proceedings, orders, or governmental inquiries or opinions involving the Property that allege the violation of any Hazardous Materials Law ("Governmental Actions").

     Borrower shall promptly notify Lender in writing of: (i) the occurrence of any Prohibited Activity or Condition on the Property; (ii) Borrower's actual knowledge of the presence on or under any adjoining property of any Hazardous Materials which can reasonably be expected to have a material adverse impact on the Property or the value of the Property, discovery of any occurrence or condition on the Property or any adjoining real property that could cause any restrictions on the ownership, occupancy, transferability or use of the Property under Hazardous Materials Law. Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activities or Conditions; (iii) any Governmental Action; and (iv) any claim made or threatened by any third party against Borrower, Lender, or the Property relating to loss or injury resulting from any Hazardous Materials. Any such notice by Borrower shall not relieve Borrower of, or result in a waiver of any obligation of Borrower under this paragraph D.

(1)  or other remedial action requested by Lender
(2) Conditions and obtain Lender's prior written approval of such remedial action.

     Borrower shall pay promptly the costs of any environmental audits, studies or investigations (including but not limited to advice of legal counsel) and the removal of any Hazardous Materials from the Property required by Lender as a condition of its consent to any sale or transfer under paragraph 19 of the Instrument of all or any part of the Property or any transfer occurring upon a foreclosure or a deed in lieu of foreclosure or any interest therein, or required by Lender following a reasonable determination by Lender that there may be Prohibited Activities or Conditions on or under the Property. Borrower authorizes Lender and its employees, agents and contractors to enter onto the Property for the purpose of conducting such environmental audits, studies and investigations. Any such costs and expenses incurred by Lender (including but not limited to fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become immediately due and payable and shall become additional indebtedness secured by the Instrument pursuant to Uniform Covenant 8 of the Instrument.

     Borrower shall hold harmless, defend and indemnify Lender and its officers, directors, trustees, employees, and agents from and against all proceedings (including but not limited to Government Actions), claims, damages, penalties, costs and expenses (including without limitation fees and expenses of attorneys and expert witnesses, investigatory fees, and cleanup and remediation expenses, whether or not incurred within the context of the judicial process), arising directly or indirectly from (i) any breach of any representation, warranty, or obligation of Borrower contained in this paragraph D or (ii) the presence or alleged presence of Hazardous Materials on or under the Property.

     The term "Hazardous Materials," for purposes of this paragraph D, includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever.

     The term "Hazardous Materials Law," for the purposes of this paragraph D, means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other binding governmental requirements and any court judgments applicable to Borrower or to the Property relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property.

     The representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this paragraph D shall be in addition to any and all other obligations and liabilities that Borrower may have to Lender under applicable law.

     The representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this paragraph D shall continue and survive notwithstanding the satisfaction, discharge, release, assignment, termination, subordination or cancellation of the Instrument or the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or the foreclosure of the Instrument or the tender or delivery of a deed in lieu of foreclosure or the release of any portion of the Property from the lien of the Instrument, except with respect to any Prohibited Activities or Conditions or violation of any of the Hazardous Materials Laws which first commences and occurs after the satisfaction, discharge, release, assignment, termination or cancellation of the Instrument following the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or which first commences or occurs after the actual dispossession from the entire Property of the Borrower and all entities which control, are controlled by, or are under common control with the Borrower (each of the foregoing persons or entities is hereinafter referred to as a "Responsible Party") following foreclosure of the Instrument or acquisition of the Property by a deed in lieu of foreclosure. Nothing in the foregoing sentence shall relieve the Borrower from any liability with respect to any Prohibited Activities or Conditions or violation of Hazardous Materials Laws where such Prohibited Activities or Conditions or violation of Hazardous Materials Laws commences or occurs, or is present as a result of, any act or omission by any Responsible Party or by any person or entity acting on behalf of a Responsible Party.

E.   BOOKS, RECORDS AND FINANCIAL INFORMATION

     Uniform Covenant 10 of the Instrument ("Books and Records") is amended to read as follows:

     Borrower shall keep and maintain at all times and upon Lender's request. Borrower shall make available at the Property address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property (including but not limited to all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender. Borrower shall furnish to Lender the following:

(iv) *promptly upon Borrower's receipt, copies of any complaint filed against the Borrower or the Property management alleging any violation of fair housing law, handicap access or the Americans with Disabilities Act and any final administrative or judicial dispositions of such complaints. If Borrower shall fail to timely provide the financial statements required by clause (i) above, Lender shall have the right to have the Borrower's books and records audited in order to obtain such financial statements, and any such costs and expenses incurred by Lender which Borrower fails to pay promptly shall become immediately due and payable and shall become additional indebtedness secured by the Instrument pursuant to paragraph 8 of the Instrument. *SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

F.   TRANSFERS OF THE PROPERTY OR SIGNIFICANT INTERESTS IN BORROWER; TRANSFER
FEES

     Uniform Covenant 19 of the Instrument ("Transfers of the Property or Beneficial Interests in Borrower, Assumption") is amended to read as set forth below:

TRANSFERS OF THE PROPERTY OR SIGNIFICANT INTERESTS IN BORROWER; TRANSFER FEES

     (a)  DEFINITIONS

     For purposes of the Instrument (and the Rider), the following terms have the respective meanings set forth below:

     (1) The term "Key Principal" means the entities that execute the Exceptions to Non-Recourse Guaranty or any entity that becomes a Key Principal after the date of the Note and are identified as such in an amendment or supplement to the Loan Documents.

     (2) The term "Transfer" means a sale, assignment, transfer substitution or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, the Property or in ownership interests, and the issuance or other creation of ownership interests in an entity and the reconstitution of one type of entity to another type of entity.

     (3)  A "Significant Interest" in any entity shall mean the following:

          (i) if the entity is a general partnership or a joint venture, (A) any partnership interest in the general partnership, or (B) any interest of a joint venturer in joint venture;

         (ii) if the entity is a limited partnership, (A) any limited partnership interest in the entity which, together with all other limited partnership interests in the entity Transferred since the date of the Note, exceeds 49% of all of the limited partnership interests in the entity, or (B) any general partnership interest in the entity;

        (iii) if the entity is a limited liability company, (A) any membership interest which, together with all other membership interest in the limited liability company Transferred since the date of the Note, exceeds 49% of all of the membership interests in the limited liability company;**

         (iv) if the entity is a corporation, any voting stock in the corporation which, together with all other voting stock of the corporation Transferred since the date of the Note, exceeds 49% of all of the voting stock of the corporation; or

          (v) if the entity is a trust, any beneficial interest in such trust which, together with all other beneficial interest in the trust Transferred since the date of the Note, exceeds 49% of all of the beneficial interests in the trust.

               SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

     (b) ACCELERATION OF THE LOAN UPON TRANSFERS OF THE PROPERTY OR SIGNIFICANT INTERESTS

     Lender may, at Lender's option, declare all sums secured by the Instrument immediately due and payable and Lender may invoke any remedies permitted by paragraph 27 of the Instrument if, without the Lender's prior written consent, any of the following shall occur:

          (1) a Transfer of all or any part of the Property or any interest in the Property;

          (2)  a Transfer of any Significant Interest in Borrower;

          (3) a Transfer of any Significant Interest in a corporation, partnership, limited liability company, joint venture, or trust which owns a Significant Interest in the Borrower;

          (4) if the Borrower is a trust, or if any trust owns a Significant Interest in the Borrower, the addition, deletion or substitution of a trustee of such trust, which addition, deletion or substitution has not been approved by Lender; or

          (5) a Transfer of all or any part of any Key Principal's ownership interest (other than limited partnership interests) in the Borrower, or in any other entity which owns, directly or indirectly, through one or more intermediate entities, an ownership interest in the Borrower.

               SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

     (c)  TRANSFER PERMITTED WITH LENDER'S PRIOR CONSENT

     Lender shall consent to a Transfer which would otherwise violate this paragraph 19 if, prior to the Transfer:

          (1) Borrower causes to be submitted to Lender all information required by Lender to evaluate the transferee and the Property as if a new loan were being made to the transferee and secured by the Property, in the case of a Transfer of all or any part of the Property or an interest therein, or to the Borrower
               (as reconstituted after the proposed Transfer), in the case of a Transfer of Significant Interests;


**  or (B) any merger in the entity

          (2) The transferee, in the case of a Transfer of all or any part of the Property or an interest therein, or the Borrower (as reconstituted after the proposed Transfer), in the case of a Transfer of Significant Interests, meet the eligibility, credit, management and other standards, and the Property meets the physical maintenance and replacement reserve requirements, customarily applied by Lender for approval of new borrowers and properties for loans secured by liens on multifamily properties;

          (3) In the case of a Transfer of all or any part of the Property, the proposed transferee (i) executes an agreement acceptable to Lender pursuant to which the proposed transferee agrees, upon consummation of the Transfer, to assume and to pay and perform all obligations of the Borrower under the Note, the Instrument and the other Loan Documents, (ii) causes one or more individuals acceptable to Lender to execute and deliver to Lender an amendment or supplement to the Loan Documents as "Key Principal," and (iii) executes such documents and otherwise provides such documents and information as required by Lender in connection with the Transfer;

          (4) In the case of a Transfer of a Key Principal's ownership interest pursuant to paragraph 19(b)(5), (i) the Borrower (as reconstituted after the proposed Transfer) executes an agreement acceptable to Lender that ratifies and confirms the obligations of Borrower under the Note, the Instrument and the other Loan Documents, (ii) one or more individuals acceptable to Lender execute and deliver to Lender an amendment or supplement to the Loan Documents as "Key Principal," and (iii) the Borrower executes such documents and otherwise provides such documents and information as required by Lender in connection with the Transfer; and

          (5) Borrower pays to Lender a $3000 non-refundable application fee and a transfer fee equal to one percent (1%) of the sums secured by the Instrument. In addition, Borrower shall be required to reimburse Lender for all of Lender's out of pocket expenses incurred in connection with the assumption, to the extent such expenses exceed $3000.
               SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

     (d)  NO ACCELERATION OF THE LOAN FOR TRANSFERS CAUSED BY CERTAIN EVENTS

     Notwithstanding the foregoing provisions of this covenant, Lender shall not be entitled to declare sums secured by the Instrument immediately due and payable or to invoke any remedy permitted by paragraph 27 of the Instrument solely upon the occurrence of any of the following:

          (1) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is an owner of the Property or the owner of a direct or indirect ownership interest in the Borrower.

          (2) The grant of a leasehold interest in individual dwelling units for a term of two years or less and leases for commercial uses as long as commercial leases do not exceed 20 percent of the rentable space of the Property (measured as required by Lender) and provided that all such leasehold interests do not contain an option to purchase the Property.

          (3) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

          (4) The creation of a mechanic's or materialmen's lien or judgment lien against the Property which is released of record or otherwise remedied to Lender's satisfaction, within 30 days of the date of creation.

          (5) The grant of an easement, if prior to the granting of the easement the Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender determines that the easement will not materially affect the operation of the Property or Lender's interest in the Property and Borrower pays to Lender, on demand, all cost and expenses incurred by Lender in connection with reviewing Borrower's request.

     (e) OTHER PROVISIONS REGARDING TRANSFERS. SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

G.   NOTICE

     Uniform Covenant 20 of the Instrument ("Notice") is amended to read as follows:

     Each notice, demand, consent, or other approval (collectively, "notices" and singly, "notice") given under the Note, the Instrument, and any other Loan Document, shall be in writing to the other party, and if to Borrower, at its address set forth below Borrower's signature on the Instrument, and if to Lender at its address set forth at the beginning of the Rider, or at such other address as such party may designate by notice to the other party and shall be deemed given (a) three (3) Business Days after mailing, by certified or registered U.S. mail, return receipt requested, postage prepaid, (b) one (1) Business Day after delivery, fee prepaid, to a national overnight delivery service, or (c) when delivered, if personally delivered with proof of delivery thereof.

     Borrower and Lender each agrees that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, the receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service. As used in the Instrument, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

     Lender shall not be required to deliver notice to Key Principal in connection with any notice given to Borrower. However, if Lender shall deliver notice to Key Principal, such notice shall be given in the manner provided in this Uniform Covenant 20, at Key Principal's address set forth at the foot of the Rider.

H.   GOVERNING LAW

     In addition to the governing law provision of Uniform Covenant 22 of the Instrument ("Uniform Multifamily Instrument; Governing Law; Severability"), the Borrower and Lender covenant and agree as follows:

     (a)  CHOICE OF LAW

     The validity of the Instrument and the other Loan Documents, each of their terms and provisions, and the rights and obligations of Borrower under the Instrument and the other Loan Documents, shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the Property Jurisdiction.

     (b)  CONSENT TO JURISDICTION

     Borrower consents to the exclusive jurisdiction of any and all state and federal courts with jurisdiction in the Property Jurisdiction over Borrower and the Borrower's assets. Borrower agrees that such assets shall be used first to satisfy all claims of creditors organized or domiciled in the United States of America ("USA") and that no assets of the Borrower in the USA shall be considered part of any foreign bankruptcy estate.

     Borrower agrees that any controversy arising under or in relation to the Note, the Instrument or any of the other Loan Documents shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which may arise under or in relation to the Note, and any security for the debt evidenced by the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement, or compliance with the Note, the Instrument, or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, the Instrument or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

I.   ACCELERATION; REMEDIES

     Covenant 27 of the Instrument ("Acceleration; Remedies") is amended to add the following at the end of the first paragraph:

     Upon the occurrence of an Event of Default, (including, but not limited to, the failure to pay when due sums secured by the Instrument) or any other Loan Document, Lender, at Lender's option may, in addition to any remedies specified in this covenant, invoke any other remedies provided in any Collateral Agreement.

     If Borrower is in default under any promissory note (other than the Note) evidencing a loan (the "Subordinate Loan") secured by a security instrument (other than the Instrument) covering all or any portion of the Property (the "Subordinate Instrument") or under any Subordinate Instrument or other loan document executed in connection with the Subordinate Loan, (and whether or not the Borrower has obtained the prior approval of Lender to the placement of such Subordinate Instrument on the Property) which default remains uncured after any applicable cure period, Borrower also then will be in default under the Note and the Instrument. In that event, the entire unpaid principal balance of the Note, accrued interest and any other sums due Lender secured by the Instrument then will become due and payable, at Lender's option. If Lender exercises this option to accelerate, Lender will do so in accordance with the provisions of the Note and the Instrument, and the Lender may invoke any and all remedies permitted by applicable law, the Note, the Instrument, or any of the other Loan Documents.

J.   SINGLE ASSET BORROWER

     Until the debt evidenced by the Note is paid in full, Borrower shall not
(1) acquire any real or personal property other than the Property and assets (such as accounts) related to the operation and maintenance of the Property, or
(2) operate any business other than the management and operation of the Property.
    SEE ATTACHED SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

K.   NON-RECOURSE LIABILITY

     Subject to the provisions of paragraph L and notwithstanding any other provision in the Note or Instrument, the personal liability of Borrower, any general partner of Borrower (if Borrower is a partnership), and any Key Principal to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note and the Instrument shall be limited to (1) the real and personal property described as the "Property" in the Instrument, (2) the personal property described in and pledged under any Collateral Agreement executed in connection with the loan evidenced by the Note, (3) the rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower (the "Rents and Profits") to the extent such receipts are necessary, first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "Operating Expenses") then due and payable as of the time of receipt of such Rents and Profits, and then, to pay the principal and interest due under the Note, and any other sums due under the Instrument or any other Loan Document (including but not limited to deposits or reserves due under any Collateral Agreement), except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

     Except as provided in paragraph L, Lender shall not seek (a) any judgment for a deficiency against Borrower, any general partner of Borrower (if Borrower is a partnership) or any Key Principal, or Borrower's or any such general partner's or Key Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or
(b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

L.   EXCEPTIONS TO NON-RECOURSE LIABILITY

     If, without obtaining Lender's prior written consent, (i) a Transfer shall occur which, pursuant to Uniform Covenant 19 of the Instrument, gives Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable, (ii) Borrower shall encumber the Property with the lien of any Subordinate Instrument in connection with any financing by Borrower or (iii) Borrower shall violate the single asset covenants in paragraph J of the Rider and in paragraph D of the Supplemental Rider any of such events shall constitute a default by Borrower under the Note, the Instrument and the other Loan Documents and if such event shall continue for 30 days, paragraph K shall not apply from and after the date which is 30 days after such event and the Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under the Note and the other Loan Documents.

     Notwithstanding paragraph K, Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one), shall be personally liable on a joint and several basis, in the amount of any loss, damage or cost (including but not limited to attorneys' fees) resulting from (A) fraud or material misrepresentation by Borrower or Borrower's agents or employees or any Key Principal or general partner of Borrower in connection with obtaining the loan evidenced by the Note, or in complying with any of Borrower's obligations under the Loan Documents, (B) insurance proceeds, condemnation awards, security deposits from tenants and other sums or payments received by or on behalf of Borrower in its capacity as Owner of the Property and not applied in accordance with the provisions of the Instrument (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (C) all Rents and Profits (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and all other sums due under the Instrument and all other Loan Documents (including but not limited to deposits or reserves payable under any Collateral Agreement),
(D) Borrower's failure to pay transfer fees and charges due under paragraph 19(c) of the Instrument, (E) Borrower's failure following a default under any of the Loan Documents to deliver to Lender on demand all Rents and Profits, and security deposits (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums), books and records relating to the Property, or (F) relating to Hazardous Materials or compliance with Hazardous Materials Laws to the full extent*

     No provision of paragraphs K or L shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Note,
(ii) release or reduce the debt evidenced by the Note, (iii) impair the right of Lender to enforce the provisions of paragraph D of Rider, (iv) impair the lien of the Instrument or (v) impair the right of Lender to enforce the provisions of any Collateral Agreement.

M.   WAIVER OF JURY TRIAL

     Borrower and Key Principal (each for himself if more than one) (i) covenant and agree not to elect a trial by jury with respect to any issue arising under any of the Loan Documents triable by a jury and (ii) waive any right to trial by jury to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily with the benefit of competent legal counsel by the Borrower and Key Principal, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Further, Borrower and Key Principal hereby certify that no representative or agent of the Lender (including, but not limited to, the Lender's counsel) has represented, expressly or otherwise, to Borrower of Key Principal that Lender will not seek to enforce the provisions of this Paragraph M.

* of any losses or damages (including those resulting from diminution in value of the Property) incurred by Lender as a result of the existence of such Hazardous Materials or failure to comply with Hazardous Materials Laws or the obligations of Borrower hereunder relating thereto, (G) intentional damage to the Property, or (H) failure of Borrower to pay taxes or other liens with priority over the Multifamily Instrument.

     BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Rider.

    WITNESS:                      BORROWER:

                                  AIMCO/WICKERTREE, L.P.,
                                  a Delaware limited partnership

                                  By: AIMCO/Wickertree, Inc., a
                                      Delaware corporation

         /s/ Stacie Taylor                By: /s/ Harry Alcock
    -------------------------             ---------------------------
                                            Harry Alcock
                                            Vice President

          CORPORATE LIMITED PARTNERSHIP ACKNOWLEDGMENT

State of New York    New York          County ss:
                 .....................
The foregoing instrument was acknowledged before me this    October 31, 1997
                                                        ......................
                                                               (date)
by                 Harry Alcock                      Vice President         of
   .............................................  .........................
               (name of officer)                         (office)
AIMCO/WICKERTREE, INC.         , a            Delaware            corporation,
 ...............................    ..............................
    (name of corporation)                    (state)
general partner on behalf of   AIMCO/WICKERTREE, L.P.,   a limited partnership.
                            .........................
                             (name of partnership)

My Commission Expires:                               /s/ Vernaliz Y. Co
                                           ...................................
       VERNALIZ Y. CO                                  Notary Public
       Notary Public, State of New York
       No. 01005085381
       Qualified in New York County
       Commission Expires Sept. 22, 1999


This instrument was prepared by   Allan R. Winn, Esq., Ballard Spahr Andrews &
                                  Ingersoll
                                  ............................................
                                  601 13th Street, N.W., Suite 1000 South,
                                  Washington, D.C.  20005

                     SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT

    THIS SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT (the "Supplemental
Rider") is made as of this 31st day of October, 1997, and is incorporated into and shall be deemed to amend and supplement the Multifamily Mortgage, Deed of Trust or Deed to Secure Debt as of the same date (the "Instrument") as modified by the Rider to Multifamily Instrument dated as of the same date (the "Rider"), given by the undersigned (the "Borrower"), to secure Borrower's Multifamily Note as of the same date (the "Note") with Addendum to Multifamily Note as of the same date to GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, whose address is 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015 and its successors, assigns and transferees (the "Lender"), covering the property described in the Instrument and defined therein as the "Property". The Property is located entirely within the State identified in EXHIBIT A attached hereto (the "Property Jurisdiction").

    The term "Loan Documents" when used in this Supplemental Rider shall mean, collectively, the following documents: (i) the Instrument as modified by the Rider, this Supplemental Rider and any other riders to the Instrument given by Borrower to Lender and covering the Property; (ii) the Note, as modified by the Addendum; and (iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider), or O&M Agreements (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such loan documents may be amended from time to time. Any conflict between the provisions of this Instrument, the Rider and the Supplemental Rider shall be resolved in favor of the Supplemental Rider.

    The term "Net Operating Income" shall mean, during any period, "Gross Revenues" (as hereinafter defined) less "Operating Expenses". "Gross
Revenues" shall mean all rental received from tenants occupying units in the Property and receipts from vending machines, recreational facilities and any and all other operating revenues received from the Property. Gross Revenues shall not include any cash or other proceeds received by reason of fire or other casualty insurance, proceeds of rental loss or business interruption insurance (except to the extent that such proceeds replace the rental payment which otherwise would have been due to Borrower from tenants of the Property), forfeited security or other deposits or payments made by tenants to cancel their leases, proceeds from a taking by eminent domain or conveyance in lieu thereof, proceeds from a loan or advance, or proceeds from sale, transfer, assignment or other disposition of any part of the Property or any interest therein. Gross Revenues shall be determined on the basis of sound cash basis accounting practices applied on a consistent basis and shall be adjusted by excluding items of extraordinary, unusual and nonrecurring income. "Operating Expenses" shall mean all reasonable, ordinary and necessary expenses actually incurred by Borrower in respect of the ownership, operation, renting, maintenance, and occupancy of the Property determined on the basis of sound cash basis accounting practices applied on a consistent basis, excluding however, federal, state or local income taxes or other taxes based on the income of Borrower, depreciation and any other non-cash expenditures, capital improvements or reserves for such items, other than underwritten reserves (whether or not collected) required by the Replacement Reserve and Security Agreement, including deposits which are deferred under such Agreement), any expense paid or incurred in connection with the sale of all or any part of the Property or any interest therein, any payment of principal or interest under the Note and shall be adjusted for extraordinary, unusual, and nonrecurring expenses.

    The covenants and agreements of this Supplemental Rider, and the covenants and agreements of any other riders to the Instrument given by Borrower to Lender and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Supplemental Rider and the other riders were a part of the Instrument and all reference to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented.

    ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Instrument and the Rider, Borrower and Lender further covenant and agree as follows:

    A.   SUBSTITUTION OF COLLATERAL.

         On and after November 1, 2007, the Borrower may substitute collateral for the collateral securing the Loan; provided, the substituted collateral meets or exceeds all of the terms and conditions set forth in subparagraphs (i) through (vi), inclusive, below: (i) the original principal balance of the Note shall not exceed 55% of the appraised value (as determined by an appraisal reasonably satisfactory to Lender) of the proposed substitution collateral; (ii) the Net Operating Income of the proposed substitution collateral for the preceding twelve months is not less than 1.75 times the amount of the annual constant payment of principal and interest due and payable on the Note; (iii) no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Loan Documents shall have occurred and be continuing;
(iv) the proposed substitution collateral and the Borrower meet all the then applicable underwriting standards and guidelines of Lender for loans on substantially comparable property with substantially similar loan to value ratios and debt service coverage ratios as determined by Lender in its sole but reasonable discretion; (v) if requested by Lender, the Borrower shall have provided Lender with an opinion of nationally recognized tax counsel, in form and substance reasonably satisfactory to Lender, that the proposed substitution does not constitute a "significant modification of a debt instrument" for purposes of Section 1.1001-3 of the Treasury Regulations under the Internal Revenue Code (1986) and (vi) the Borrower pays to Lender a non-refundable application and collateral review fee in connection with such substitution in the amount of $5,000 plus 25/100ths of one percent (.25%) of the unpaid principal balance of the Note on the date of substitution, and reimburses Lender for all of Lender's out of pocket costs and expenses, including reasonable attorneys' fees and expenses, incurred in connection with the substitution of collateral. The Borrower's right to substitute collateral shall terminate during any Substitution Period (defined below) after two substitutions of collateral have occurred among the transactions described on Exhibit C attached hereto. The Borrower's right to substitute collateral on the terms and conditions set forth in this Paragraph A shall be reinstated on the first day of the next succeeding Substitution Period. Other than the substitution of collateral permitted above, any substitution of collateral shall be in the sole and absolute discretion of the Lender.

    "Substitution Period" means the one year period from November 1, 2007 to and including October 31, 2008 and each succeeding one-year period thereafter.

    B.   LOCKBOX.

         (i) Not later than thirty (30) days after the end of each fiscal quarter of the Borrower (including the fourth fiscal quarter in each year), Borrower shall deliver to Lender a statement of the Gross Revenues, Operating Expenses and Net Operating Income for the preceding fiscal quarter and for the preceding four fiscal quarters for the Property. Each such statement shall be in form and substance reasonably satisfactory to Lender, and shall be certified by the chief financial officer or comptroller of Borrower to be true, accurate and complete in all material respects.

         (ii) In the event that (a) a default under the Loan Documents shall have occurred or (b) Lender shall determine that the Net Operating Income of the Property was, for the preceding twelve (12) months as reasonably determined by Lender, less than 1.50 times the amount of the annual constant payment of principal and interest due and payable on the Note calculated in accordance with the definition of Net Operating Income on page one of this Supplemental Rider (the "Debt Service"), then Borrower shall, following demand by Lender, thereafter cause all Gross Revenues from the Property to be directly deposited in a lockbox bank account (the "Lockbox") established, administered and controlled solely by Lender. Such test may be performed by Lender no more frequently than quarterly. Lender shall hold all funds deposited in the Lockbox as additional security for the indebtedness secured by the Instrument. All funds on deposit in the Lockbox shall be held by Lender free of any liens or claims on the part of creditors of Borrower other than Lender. Borrower shall complete such forms as may be provided by Lender to Borrower in order to notify the Postal Service of the Lockbox arrangement. Borrower acknowledges that in such event, Lender shall have exclusive and unrestricted access to the Lockbox, including all mail which is delivered thereto. In the event that Lender elects to establish a Lockbox, Borrower shall notify and direct all tenants of the Property, and other parties obligated to make any payments to Borrower with respect to the Property, to make such payments directly into the Lockbox with Lender in accordance with this Supplemental Rider (such notices are hereinafter referred to collectively as the "Payment Notices"). The Payment Notices shall also require that such payments not be made in cash and that such obligors only send payments and related invoices or statements to the Lockbox (but not other correspondence). Borrower agrees to execute and deliver to Lender such Payment Notices as may be requested by Lender to notify such tenants of the Property and such other parties that may become obligated to make payments to Borrower of the provisions of this paragraph. Borrower does hereby designate and appoint Lender its agent and attorney-in-fact for the purpose of executing in the name of Borrower, addressing and forwarding such notices to such tenants and such other parties obligated to make any such payments or any portion thereof, which power of attorney is coupled with an interest and irrevocable by dissolution or otherwise. After the giving of the Payment Notices by Lender, Borrower shall not communicate with any such tenant or any such other party obligated to pay any sums to Borrower for the purpose of cancelling such notice or directing any such party to make payments other than in accordance with such notices. Borrower does hereby acknowledge and agree that the forwarding of such notices by Lender to such tenants and such other parties constitutes all actions, if any, required to be taken by Lender to exercise, invoke or perfect its rights to collect the rents, issues and profits of the Property. Borrower agrees that, after the establishment of the Lockbox, any Gross Revenues received by Borrower will be promptly delivered by Borrower to Lender for deposit in the Lockbox, and pending such delivery will be held by Borrower in trust for Lender.

         (iii) Provided no Event of Default or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default under the Loan Documents shall have occurred and be continuing, Lender shall remit to Borrower all funds on deposit in the Lockbox at such time as the funds on deposit in the Lockbox are sufficient to pay for such month (A) the principal and interest due and payable on the Note, (B) any deposits payable pursuant to Uniform Covenant 2 of the Instrument, and (C) any monthly deposits required pursuant to any Collateral Agreement (collectively the "Payments") . Lender shall withdraw from the Lockbox any amounts on deposit in the Lockbox to pay the Payments. The right of Lender to cause all Gross Revenues to be deposited into the Lockbox shall be suspended at such time as the Borrower establishes to the satisfaction of Lender that the Net Operating Income of the Property for the preceding twelve (12) months equals or exceeds 1.50 times the Debt Service, until such time as the Net Operating Income again falls below such threshold. The collection of Gross Revenues by Lender under this Section F is not intended to modify Borrower's obligations under the Loan Documents.

         (iv) Upon the occurrence and during the continuance of any Event of Default, Lender may at any time, without notice or demand, withdraw all or any amount of funds on deposit in the Lockbox and apply such funds to the payment of the indebtedness secured hereby in such order as Lender may determine in its sole discretion.

         (v) The forwarding of the Payment Notices to tenants of the Property and such other parties obligated to make any payments to Borrower directing such parties to make payments directly into the Lockbox shall not be deemed or construed to constitute a waiver by Lender or any right or remedy Lender may have under the Loan Documents to direct such tenants or other parties to make payments directly to Lender after the occurence of an event of default.

         (vi) Borrower hereby irrevocably appoints Lender as its true and lawful agent and attorney-in-fact for purposes of collecting all items from the Lockbox, making any and all endorsements on such items as are necessary or appropriate, and withdrawing funds on deposit in the Lockbox to be applied as provided in this Instrument.

         (vii) Borrower agrees that it shall have no right to use any amounts on deposit from time to time in the Lockbox except as specifically provided herein, and that none of the funds on deposit in the Lockbox may be withdrawn by Borrower from the Lockbox without the prior written consent of

Lender. No items or funds on deposit in the Lockbox shall at any time be deemed to be trust funds. All or any of the Lockboxes created pursuant to the Loan Documents may be maintained by Lender as a single account, and all funds maintained in such accounts may be commingled, provided that the amounts credited to and debited from each of such accounts shall be accounted for separately.

         (viii) Borrower agrees to indemnify Lender and its agents from and against any and all claims, expenses, losses and liabilities growing out of or resulting from the enforcement of the provisions herein concerning the Lockbox, except claims, expenses, losses or liabilities resulting from Lender's gross negligence or willful misconduct. Borrower upon demand shall pay to Lender or its agent administering the Lockbox a monthly fee in the amount of one-quarter of one percent (.25%) of the average deposits to the Lockbox during the immediately preceding month for the administration of the Lockbox. Lender or its agent shall be entitled to withdraw from the Lockbox after ten (10) days prior written notice to Borrower, such amounts as and when due; provided, however, that Borrower shall remain liable for the payment of such amounts in the event that the amounts on deposit in the Lockbox are not sufficient to pay such amounts in full as and when due.

         (ix) Lender's election to establish a Lockbox in accordance with the provisions of this paragraph D shall not be deemed an election in lieu of any other right or remedy under the Loan Documents or otherwise afforded by law or equity but may be exercised concurrently, independently, or successively, in any order whatsoever, with any other right or remedy so provided.

    C. INSURANCE. Without limitation of the terms and provisions of the Instrument, Borrower shall, at its expense, procure and maintain, or cause to be maintained, for the benefit of Borrower and Lender, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles and expiration dates as are acceptable to Lender, providing the following types of insurance covering the
Property:

    (i) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

         (a) PROPERTY INSURANCE. Insurance with respect to the Property and building equipment insuring against any peril included within the classification "All Risks of Physical Loss" in amounts at all times sufficient to prevent Lender from becoming a coinsurer within the terms of the applicable policies and under applicable law, but in any events such insurance shall be maintained in an amount equal to the full insurable value of the Property and building equipment, the term "full insurable value" to mean the actual replacement cost of the Property and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by Borrower and in no event less than the coverage required pursuant to the terms of any lease. Absent such annual adjustment, each policy shall contain inflation guard coverage insuring that the policy limit will be increased over time to reflect the effect of inflation. Borrower shall also maintain insurance against loss or damage to such furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Borrower from time to time, to the extent applicable, in the amount of the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any coinsurance provisions, all subject to Lender's approval. The maximum deductible shall be $10,000.00;

         (b) LIABILITY INSURANCE. Comprehensive general liability insurance, including personal injury, bodily injury, death and property damage liability, insurance against any and all normally insurable claims, including all legal liability to the extent insurable and imposed upon Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional Lenders for properties comparable to the Property but in no event for a combined single limit of less than $10,000,000.00. During any construction of the Property, Mortgagor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require an increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances;

         (c) WORKERS' COMPENSATION INSURANCE. Statutory workers' compensation insurance with respect to any work on or about the Property covering all persons subject to the workers' compensation laws of the state in which the Property is located;

         (d) BUSINESS INTERRUPTION. Business interruption and/or loss of "rental income" insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of not less than one
(1) year from the date of casualty or loss, the term "rental income" to mean the sum of (A) the total then ascertainable Rents payable under the leases and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of the Property then not being occupied. The amount of coverage shall be adjusted annually to reflect the rents payable during the succeeding twelve (12) month period.

         (e) BOILER AND MACHINERY INSURANCE. Broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about the Property and insurance against loss of occupancy or use arising from any breakdown in such amount per accident equal to the replacement value of the improvements housing the machinery or $2,000,000.00 or such other amount reasonably determined by Lender. If one or more large HVAC units is in operation at the Property, "System Breakdowns" coverage shall be required, as determined by Lender. Minimum liability coverage per accident must equal the value of such unit(s);

         (f) FLOOD INSURANCE. If required by Lender, flood insurance in an amount at least equal to the lesser of (A) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the indebtedness secured hereby if replacement cost coverage is not available for the type of building insured); or (B) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $3,000.00 per building or a higher minimum amount as required by the Federal Emergency Management Agency or other applicable law.

         (g) During the period of any construction, renovation or alteration of the Property which exceeds the lesser of 10% of the principal amount of the Note or $500,000.00, at Lender's request, a completed value, "All Risk" Builder's Risk form, or "Course of Construction" insurance policy in non-reporting form for any improvements of the Property under construction, renovation or alteration in an amount approved by Lender may be required. During the period of any construction of any addition to the existing Property, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Lender, shall be required.

         (h) OTHER INSURANCE. Such other insurance with respect to the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, including, without limitation, sinkhole, mine subsidence, earthquake and environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

    (ii) All insurance provided for in Subsection C(i) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be issued by one or more domestic primary insurer(s) licensed to do business in the State where the policy issued and also in the states where the Property is located and having a general policy rating equal to or greater than the rating required by Fannie Mae as published from time to time for Delegated Underwriting and Servicing multifamily loans (each such insurer shall be referred to below as a "Qualified Insurer"). All insurers providing insurance required by this Instrument shall be authorized to issue insurance in the state in which the Property is located. The Policy referred to in Subsection C(i)(b) above shall name Lender as an additional named insured and the Policy referred to in Subsection C(i)(a) above shall provide that all proceeds be payable to Lender. The Policies referred to in Subsection C(i)(a) shall also contain (1) a standard "non-contributory mortgagee" endorsement or its equivalent relating, INTER ALIA, to recovery by Lender notwithstanding the negligent or willful acts or omission of Borrower or Lender and shall name Lender as mortgagee and loss payee, shall be first payable in case of loss to Lender, and such mortgagee clauses and lender's loss payable endorsements shall be in form and substance acceptable to Lender; (2) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Lender; and (iii) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar properties in the general vicinity of the Property, but in no event in excess of $250,000.00. All Policies described in Subsection C(a) above shall contain (i) a provision that such Policies shall not be cancelled, modified or terminated, nor shall they expire, without at least thirty (30) days' prior written notice to Lender in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums (defined below) against any loss payees, additional insureds and named insureds (other than Borrower). In the event that the Property constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, the policy shall include an ordinance or law coverage endorsement which will contain Coverage A:
"Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: "Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages. Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Lender not less than thirty (30) days prior to the expiration date of any of the Policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums (the "Insurance Premiums"). Originals or certificates of such replacement Policies shall be delivered to Lender promptly after Borrower's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Borrower fails to maintain and deliver to Lender the original Policies or certificates of insurance required by this Instrument, upon ten (10) days' prior notice to Borrower, Lender may procure such insurance at Borrower's sole cost and expense.

     (iii) Borrower shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of the Property pursuant to this Section C.

     (iv) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and provided that Borrower shall have received the Net Proceeds, Borrower shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible in the exercise of commercially reasonable efforts to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with of this Instrument.

     (v) The insurance coverage required under Section C(i)(a) may be effected under a blanket policy or policies covering the Property and other properties and assets not constituting a part of the security hereunder; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Property, and any sublimit in such blanket policy applicable to the Property, and shall in any case comply in all other respects with the requirements of this Section C.

     (vi) The insurance coverage required under Subsection C(i)(b) may be satisfied by a layering of Comprehensive General Liability, Umbrella and Excess Liability Policies, but in no event will the Comprehensive General

Liability policy be written for an amount less than $5,000,000 combined single limit for bodily injury and property damage liability.

      (vii) The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance as relating to the Property by Borrower to Lender as further security for the indebtedness secured hereby. In the event of foreclosure of this Instrument, or other transfer of title to the Property in extinguishment in part of the secured indebtedness, all right, title and interest of Borrower in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title if and to the extent Lender retains an insurable interest therein. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance.

     (viii) Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance. Borrower shall not obtain insurance for the Property in addition to that required by Lender without the prior written consent of Lender, which consent will not be unreasonably withheld provided that (i) Lender is named insured on such insurance, (ii) Lender receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

    D. SINGLE ASSET BORROWER. Paragraph J of the Rider is amended to add the following provisions:

      (i) Borrower represents and warrants that is has not and covenants and agrees that it shall not:

         (a) engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

         (b) acquire or own any material assets other than (A) the Property, and (B) such incidental Personal Property as may be necessary for the operation of the Property;

         (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

         (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate Incorporation, Operating Agreement or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents;

         (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

         (f) commingle its assets with the assets of any of its general partners, members, shareholders, affiliates, principals or of any other person or entity; notwithstanding the foregoing, after depositing Gross Revenues and all other cash or proceeds received in connection with the Property into an account owned and controlled exclusively by the Borrower, the Borrower shall be entitled to deposit funds into, and to cause or permit funds to be disbursed from, an account maintained by an affiliate of Borrower, provided that such deposits and disbursements are made substantially in accordance with the terms of the cash management system disclosed by Borrower to Lender on or before the date hereof;

         (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt and trade payables and other obligations incurred in the ordinary course of business, provided same are paid prior to delinquency;

         (h) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or member, or shareholder of Borrower, and any other person or entity;

         (i) enter into any contract or agreement with any general partner, member, shareholder, principal or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, member, shareholder, principal or affiliate of Borrower, Guarantor or Indemnitor, or any general partner, member, principal or affiliate thereof;

         (j) seek the dissolution or winding up in whole, or in part, of Borrower;

         (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, member, shareholder, principal or affiliate of Borrower, or any general partner, member, shareholder, principal or affiliate thereof or any other person;

         (l) hold itself out to be responsible for the debts of another person;

         (m) make any loans or advances to any third party, including any general partner, member, shareholder, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof;

         (n) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence that:

               (1) Borrower is not an "employee benefit plan" as defined in
          Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA;

               (2) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and

               (3) one or more of the following circumstances is true:

                    (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section
              2510.3-101(b)(2);

                    (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                    (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
              Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         (o) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that Borrower is responsible for the debts of any third party (including any general partner, principal or affiliate of Borrower, or any general partner, principal or affiliate thereof); notwithstanding the foregoing, Lender acknowledges that the Borrower may operate the Property through a management agent approved by Lender which may be an affiliate of the Borrower;

         (p) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or

         (q) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

     (ii) If Borrower is a limited partnership or a limited liability company, each general partner or at least one member (the "SPE Member") of Borrower, as applicable, is a corporation whose sole asset is its interest in Borrower and each general partner or the SPE Member of Borrower, as applicable, will at all times comply, and will cause Borrower to comply, with each of the covenants, terms and provisions contained in Section D(i) as if such representation, warranty or covenant was made directly by such general partner or SPE Member. Only the SPE Member may be designated as a manager under the law where the Borrower is organized.

    E. CONSENT TO RELIEF FROM AUTOMATIC STAY. Borrower hereby agrees that, in consideration of the making of the loan by Lender to Borrower evidenced by the Notes, and as a material inducement to Lender to make such loan and to the Federal National Mortgage Association to acquire such loan from Lender, in the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, then
(a) Lender shall thereupon be entitled and Borrower irrevocably consents to relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Note and/or Instrument or the Other Loan Documents, and as otherwise provided by law, and Borrower hereby irrevocably waives its right to object to such relief and acknowledges that no reorganization in bankruptcy is feasible; (b) Borrower waives its exclusive right pursuant to Section 1121(b) of the Bankruptcy Code to file a plan of reorganization and irrevocably consents to the Lender filing a plan immediately upon the entry of an order for relief if any involuntary petition is filed against Borrower or upon the filing of a voluntary petition by the Borrower; (c) in the event that Lender shall move pursuant to Section 1121(d) of the Bankruptcy Code for an order reducing the 120 day exclusive period, Borrower shall not object to any such motion; and (d) Borrower irrevocably waives its right to demand a turnover of the Property from a receiver appointed at the request of Lender, and agrees that it is in the best interest of the creditors pursuant to Section 543(d) of the Bankruptcy Code for the receiver to continue in possession, custody and control of the Property.

    F. ACCELERATION; REMEDIES. Non-Uniform Covenant 27 of the Instrument ("Acceleration; Remedies") is amended to add the following:

          (i) DEFAULT. Upon the occurrence of an Event of Default (as defined in the Note), Lender may exercise any and all remedies provided under this Instrument and under any of the other Loan Documents, or any other remedies available under applicable law, or any one or more of such remedies.

         (ii) REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter:

              (a) INDEBTEDNESS DUE. All indebtedness secured by this Instrument in its entirety shall, at the option of Lender become immediately due and payable without presentment, demand, notice of intention to accelerate or notice of acceleration, or other notice of any kind except as otherwise expressly set forth herein, all of which are hereby expressly WAIVED, and the liens and security interests created or intended to be created hereby shall be subject to foreclosure, repossession and sale in any manner provided for herein or provided for by law, as Lender may elect, and Lender may exercise any and all of its rights under this Instrument, the Note and the Loan Documents.

              (b) LEGAL PROCEEDINGS. Lender shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Borrower contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Property or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

              (c) FORECLOSURE SALE. Lender shall be entitled to institute an action to foreclose this Instrument as to the total amount declared due and payable by Lender, together with all of the costs, expenses and disbursements of the Lender, including, without limitation, a reasonable fee for Lender's attorneys at all trial and appellate levels, as hereinafter set forth. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. Lender shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid at the foreclosure sale upon the amount of the obligations (in the order of priority set forth below) in lieu of cash payment. In case of a foreclosure and sale of the Property and of the obligations hereby secured, the Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the indebtedness secured by this Instrument from any and all security for said amounts and from any and all persons or entities (including the Borrower) under any agreement, guaranty or collateral undertaking to pay any portion of said amount. The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth below.

    Upon any such foreclosure sale pursuant to the judicial proceedings, the Lender may bid for and purchase the Property and, upon compliance with the terms of said sale, may hold, retain and possess and dispose of the Property in its own absolute right without further accountability to the Borrower.

     In any civil action to foreclose the lien hereof, there shall be allowed and included as part of the indebtedness secured by this Instrument in the order of judgment for foreclosure and sale all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of said order or judgement) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and insurance with respect to the title as the Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property.

        (iii) APPLICATION OF PROCEEDS, RENTS, ETC. The proceeds of any sale of, and any rents and other amounts generated by the holding, leasing, operation or other use of the Property shall be applied by the Lender (or the receiver, if one is appointed) to the extent that funds are so available therefrom, in the order of priority set forth in the Note.

    G. BOOKS AND RECORDS. In addition to the obligations of the Borrower under paragraph E of the Rider to Multifamily Instrument amending Uniform Covenant 10 of the Instrument ("Books and Records"), the Borrower shall provide the Lender the following:

          (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each fiscal year of any Key
Principal during the term of this Agreement, its audited balance sheet as of the end of such fiscal year, its audited statement of income, partners' equity and retained earnings for such fiscal year and its audited statement of cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of its independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

          (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of any fiscal year of any Key Principal during the term of this Agreement, its unaudited balance sheet as of the end of such fiscal quarter and its unaudited statement of income and retained earnings and its unaudited statement of cash flows for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of each Key Principal to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated.

          (iii) MONTHLY PROPERTY STATEMENT. Upon Lender's request, on a monthly basis within 15 days of the last day of the prior month, a statement of income and expenses of the Property accompanied by a certificate of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of the Property for the period indicated.

          (iv) QUARTERLY PROPERTY STATEMENT. A quarterly operating statement of the Property detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, together with a balance sheet for such quarter, to be prepared and certified by Borrower in the form required by Lender, and if available, any quarterly operating statement and/or balance sheet prepared by an independent certified public accountant within thirty (30) days after the close of each fiscal quarter.

          (v) BORROWER'S FINANCIALS. An annual balance sheet and profit and loss statement of Borrower, in the form required by Lender, prepare and certified by the respective Borrower, Guarantor and/or Indemnitor, as applicable, within ninety (90) days after the close of each fiscal year.

          (vi) ANNUAL PROPERTY STATEMENTS. On an annual basis within 15 days of the end of the fiscal year, an annual statement of income and expenses of the Property accompanied by a certificate of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of the Property for the period indicated.

          (vii) ANNUAL RENT ROLL. An annual certified rent roll presented on a quarterly basis consistent with the quarterly certified rent rolls described above within ninety (90) days after the close of each fiscal year.

          (viii) UPDATED RENT ROLLS. Upon Lender's request, a current rent roll for the Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and in the form required by Lender and accompanied by a certificate of Borrower to the effect that each such rent roll fairly, accurately and completely presents the information required therein.

          (ix) OPERATING BUDGET. An annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property and all proposed capital replacements and improvements at least thirty (30) days prior to the start of each calendar year.

          (x) SECURITY DEPOSIT INFORMATION. Upon Lender's request, an accounting of all security deposits held in connection with any lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

          (xi) SECURITY LAW REPORTING INFORMATION. Promptly upon the mailing thereof to the partners or shareholders of Borrower or any Key Principal, copies of all financial statements, reports and proxy statements so mailed and promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports (excluding Form 4, Statement of Changes in Beneficial Ownership, or its equivalent, unless they reflect a change in control in Owner) which Borrower or any Key Principal shall have filed with the United States Securities and Exchange Commission or other Governmental Authorities.

          (xii)   ACCOUNTANTS' REPORTS.   Promptly upon receipt thereof, copies
of any reports or management letters submitted to Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to clause (i) above).

          (xiii) CONDITION OF APARTMENT INVESTMENT AND MANAGEMENT COMPANY. Borrower shall promptly notify the Lender of any report, event or condition known to the Borrower that the status of Apartment Investment and Management Company as a real estate investment trust under Subchapter M of the Internal Revenue Code has been terminated or brought into question.

          (xiv) OTHER INFORMATION. Such other financial statements, including monthly operating statements and rent rolls, as Lender may reasonably request.

    H. TRANSFERS OF THE PROPERTY. Paragraph F of the Rider is amended to add the following: Until such time as (1) the Loan is assumed by and the Property transferred to a new borrower who is wholly unrelated to Borrower, (2) Borrower has received the prior written approval of Lender to such assumption and transfer and (3) such assumption and transfer have been completed, clauses (a)
(2), (a) (3), (b), (c) (4) and (d) of Section F of the Rider to Multifamily Instrument shall be of no force and effect and are replaced by and read as set forth below. At such time as clauses (1), (2) and (3) of the preceding sentence have been fulfilled, Sections (a) through (e) of this Section H of the Supplemental Rider to Multifamily Instrument shall be of no further force and effect and clauses (a) (2), (a) (3), (b), (c) (4) and (d) of Section F of the Rider to Multifamily Instrument shall be operative and controlling.

    (a)  DEFINITIONS

    For purposes of this Instrument, the following terms have the respective meanings set forth below:

            (i) The term "TRANSFER" means (A) a sale, assignment, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any of Borrower's estate, rights, title or interest in the Property, or any portion thereof, or (B) a sale, assignment, pledge, transfer or other disposition of any interest in Borrower, its General Partner, AIMCO REIT or in AIMCO OP, or (C) the issuance or other creation of new ownership interests in Borrower, its General Partner, AIMCO REIT or in AIMCO OP, or
                   (D) a merger or consolidation of Borrower, its General Partner, AIMCO REIT or AIMCO OP or (E) the reconstitution of Borrower, its General Partner, AIMCO REIT or AIMCO OP from one type of entity to another type of entity.

           (ii)    A "CHANGE OF CONTROL" shall mean the earliest to occur of:
                   (A) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than forty percent (40%) of the total Voting Equity Capital of AIMCO REIT then outstanding, or (B) the date on which AIMCO REIT shall cease to hold (whether directly or indirectly through a wholly owned intermediary entity such as AIMCO-LP, Inc. or AIMCO-GP, Inc.) at least 50.1% of the limited partnership interests in AIMCO OP or (C) the date on which AIMCO REIT shall cease for any reason to own 100% of the Voting Equity Capital (whether directly or indirectly through a wholly owned intermediary entity) (or any other securities) of the General Partner, or (D) the date on which the General Partner shall cease for any reason to be the sole general partner of the Borrower or (E) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or trustees, if applicable) of the members of the board of directors (or trustees, if applicable) of AIMCO REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of AIMCO REIT then still in office who either were members of such board of directors
                   (or trustees, if applicable) at the beginning of such one-year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved.

          (iii) An "ACQUIRING PERSON" shall mean a "PERSON" or group of "PERSONS" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that notwithstanding the foregoing, "ACQUIRING PERSON" shall not be deemed to include any member of the Borrower Control Group unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an Acquiring Person, all or any portion of the Voting Equity Capital of AIMCO REIT directly or indirectly owned or controlled by such member or such member directly or indirectly votes all or any portion of the Voting Equity Capital of AIMCO REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly or indirectly, constitutes or would result in a Change of Control, in which event such member of the Borrower Control Group shall be deemed to constitute an Acquiring Person to the extent of the Voting Equity Capital of AIMCO REIT owned or controlled by such member.

           (iv) "BORROWER CONTROL GROUP" shall mean Terry Considine, Peter K. Kompaniez, Richard S. Ellwood, J. Landis Martin, Thomas L. Rhodes and John D. Smith.

            (v) A "PERSON" shall mean an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

           (vi) "SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

          (vii) "VOTING EQUITY CAPITAL" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

         (viii) "AIMCO REIT" shall mean Apartment Investment and Management Company, a corporation organized and existing under the laws of the State of Maryland.

           (ix) "AIMCO OP" shall mean AIMCO Properties, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

            (x) "GENERAL PARTNER" shall mean the corporation executing the Instrument on behalf of the Borrower, which corporation is organized and existing under the laws of the State of Delaware.

    (b) ACCELERATION OF THE LOAN UPON TRANSFERS OF THE PROPERTY OR SIGNIFICANT INTERESTS

    Subject to clause (c) hereof, Lender may, at Lender's option, declare all sums secured by this Instrument immediately due and payable and Lender may invoke any remedies permitted by paragraph 27 of this Instrument if, without Lender's prior written consent, any of the following shall occur:

            (i)    a Transfer; or

           (ii)    a Change in Control.

    (c)  NO ACCELERATION OF THE LOAN FOR TRANSFERS CAUSED BY CERTAIN EVENTS

    Notwithstanding the foregoing provisions of this covenant, Lender shall not be entitled to declare sums secured by this Instrument immediately due and payable or to invoke any remedy permitted by paragraph 27 of this Instrument solely upon the occurrence of any of the following:

            (i) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is an owner of an indirect ownership interest in the Borrower.

           (ii) The grant of a leasehold interest in individual dwelling units for a term of two years or less and leases for commercial uses provided that (A) commercial leases do not exceed 5 percent (5%) of (1) the rentable space of the Property (measured as required by Lender) or (2) the rental income from the Property, (B) no such commercial leasehold interest contains an option to purchase the Property, and (C) all such commercial leasehold interests, in the aggregate, (1) do not adversely affect the value of the Property and (2) are coincidental to the current use of the Property for multifamily residential purposes.

          (iii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

           (iv) The creation of a mechanic's or materialmen's lien or judgment lien against the Property which is released of record or otherwise remedied to Lender's satisfaction, within thirty (30) days of the date of creation.

            (v) The grant of an easement, if prior to the granting of the easement Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender determines that the easement will not materially affect the operation of the Property or Lender's interest in the Property and Borrower pays to Lender on demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request. Lender shall not unreasonably withhold its consent to (A) the grant of a utility easement serving the Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of the Property.

           (vi) The transfer of limited partnership interests in Borrower provided no Change of Control occurs as a result of such Transfer.

          (vii) The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in AIMCO REIT or AIMCO OP, and the issuance of all varieties of convertible debt, equity and other similar securities of AIMCO REIT or AIMCO OP, and the subsequent Transfer of such securities; provided, however, that no Change of Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

         (viii) The issuance by AIMCO REIT or AIMCO OP of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent Transfer of such convertible debt or securities; provided, however, that no Change in Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

           (ix) So long as AIMCO REIT owns 100% of the stock of AIMCO-LP, Inc., a Transfer of limited partnership interests that results in AIMCO-LP, Inc. owning not less than 50.1% of the limited partnership interests in AIMCO OP.

    (d) SECONDARY FINANCING. Notwithstanding the foregoing, provided Borrower is not otherwise in default under this Instrument or under any of the other Loan Documents, Lender will consent to Borrower obtaining bona fide third party subordinate debt, either secured or unsecured (the "Secondary Financing") and the granting of a subordinate lien on the Property to secure such debt so long as: (i) the unpaid principal balance of the loan and the principal balance of the Secondary Financing does not exceed 55% of the then current appraised value of the Property as confirmed by Lender; (ii) the combined debt service coverage for both the Loan and the Secondary Financing is not less than 1.75; and (iii) the Secondary Financing is used solely for the purposes of renovating and/or making capital improvements to the Property as approved by Lender. At least 10 days prior to the date Borrower anticipates obtaining such Secondary Financing, Borrower shall submit to Lender full and complete copies of any documents to be executed by Borrower to evidence or secure such Secondary Financing, together with a detailed statement of the renovation and/or capital improvements to be funded with proceeds of such Secondary Financing, along with such other matters as Lender, in its reasonable discretion, shall deem necessary to confirm satisfaction of the foregoing conditions. Lender may require the Borrower and the subordinate debt holder (whether secured or unsecured Secondary Financing) to execute a standstill Subordination Agreement in form and substance satisfactory to Lender in its sole discretion. Secondary Financing shall not include ordinary trade indebtedness.

    (e) OTHER PROVISIONS REGARDING TRANSFERS. The parties acknowledge and agree that pursuant to the provisions of the this Instrument, Lender may permit a transfer of an indirect interest in the Borrower where Lender approves the transferee's creditworthiness. Lender will approve such proposed transferee's creditworthiness in connection with a transfer of indirect interests in the Borrower so long as there is no transfer of a direct interest in Borrower or its General Partner and so long as no "Change of Control" occurs. So long as there is no transfer of a direct interest in Borrower or its General Partner and so long as no Change in Control occurs, Lender's consent to the transferee's creditworthiness in connection with a transfer of indirect interests in the Borrower shall be deemed automatic and Borrower shall not be required to come to Lender for consent. Alternatively, if a transfer of either a direct interest in Borrower or its General Partner or a Change in Control is contemplated, Borrower must obtain Lender's prior written consent. Nothing contained in this paragraph is intended to permit, authorize or confer consent to a transfer of all or any part of any property encumbered by the Instrument.

    Lender will not unreasonably withhold its consent to a "Change of Control", provided that Borrower gives Lender not less than forty-five (45) days prior written notice of such Change of Control. Borrower acknowledges and agrees that time is of the essence with respect to such notice and that the remaining provisions of this paragraph shall be null and void unless such notice is timely given by Borrower. Lender will not withhold its consent under this paragraph if Lender determines in its discretion that (A) such acquiring person or entity has a creditworthiness at least equal to that of Borrower, (B) that such acquiring person or entity is of sufficient size and sophistication to own, operate and manage the properties securing the Mortgages and (C) that such acquiring person or entity has experience that is at least equal to that of Borrower in the ownership, operation and management of a portfolio of Multifamily Residential Property that is at least equal in value to the value of the property securing the Instrument. Lender shall provide Borrower written notice of its decision to consent or refuse to consent to a Change in Control under this paragraph within thirty (30) days from the date that Lender determines that it has received all of the information required by Lender to make the determinations described in the preceding sentence.

    I. COMMON FACILITIES DISTRICT. Without obtaining the prior written consent of Lender, Borrower shall not consent to, or vote in favor of, the inclusion of all or any part of the Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, ET SEQ., as amended from time to time. Borrower shall immediately give notice to Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Property in a Community Facilities District. Lender shall have the right to file a written objection to the inclusion of all or any part of the Property in a Community Facilities District, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district.

    J.   APPOINTMENT OF  RECEIVER.   Upon an Event of  Default and after
obtaining the prior written consent of the Lender, Borrower shall apply for and obtain, without regard to the adequacy of any security for the Note or the solvency of the Borrower or any other person or entity, a receiver by any court of competent jurisdiction to take charge of all the Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Property, to carry on, protect, preserve, replace and repair the Property, and receive and collect all rents and to apply the same to pay the receiver's
expenses for the operation of the Property.   Upon appointment of said receiver,
Borrower shall immediately deliver possession of all of the Property to such
receiver.   Neither the appointment of a receiver for the  Property by any court at the request of Lender or by agreement with Borrower nor the entering into possession of all or any part of the Property by such receiver shall constitute Lender a "mortgagee in possession" or otherwise make Lender responsible or liable in any manner with respect to the Property or the occupancy, operation or use thereof. Borrower agrees that Lender shall have the absolute and unconditional right to the appointment or a receiver in any independent and/or separate action brought by Lender regardless of whether Lender seeks any relief in such action other than the appointment of a receiver. In that respect, Borrower waives any express or implied requirement under common law or A.R.S.
Section 12-1241 that a receiver may be appointed only ancillary to other judicial or non-judicial relief.

     K. ADDITIONAL REMEDIES; FORECLOSURE. In addition to any remedies provided herein for an Event of Default, Lender shall have all other legal or equitable remedies allowed under applicable law (including specifically that of foreclosure of this Instrument as though it were a mortgage). No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Lender may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the obligations under the Instrument or the Loan Documents after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment or performance when due of the remainder of the obligations under the Loan Documents or its right to consider the failure to so pay or perform an Event of Default. In any action by Lender to recover a deficiency judgment for any balance due under the Note upon the foreclosure of this Instrument or in any action to recover obligations secured hereby, and as a material inducement to making the loan evidenced by the Note, Borrower acknowledges and agrees that the successful bid amount made at any judicial or nonjudicial foreclosure sale, if any, shall be conclusively deemed to constitute the fair market value of the Property, that such bid amount shall be binding against Borrower in any proceeding seeking to determine or contest the fair market value of the Property and that such bid amount shall be the preferred alternative means of determining and establishing the fair market value of the Property. Borrower hereby waives and relinquishes any right to have the fair market value of the Property determined by a judge or jury in any action seeking a deficiency judgment or any action to enforce the obligations pursuant to the Loan Documents secured hereby, including, without limitation, a hearing to determine fair market value pursuant to A.R.S. Section 12-1566, Section 33-814, Section 33-725 or Section 33-727.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Supplemental
Rider or have caused the same to be executed by their respective representatives thereunto duly authorized.

                             BORROWER:




                             AIMCO/WICKERTREE, L.P.,
                             a Delaware limited partnership

                             By:  AIMCO/Wickertree, Inc., a
                                  Delaware corporation

                             By: /s/ Harry Alcock
                                -------------------------------------
                                  Harry Alcock
                                  Vice President

                                      EXHIBIT A

Order Number: 201862

                                  LEGAL DESCRIPTION

That portion of the Northwest quarter of the Northeast quarter of Section 25, Township 4 North, Range 2 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the North quarter corner of said Section 25;
THENCE due South along the centerline of 23rd Avenue 380.03 feet;;
THENCE South 89 DEG. 42' 41" East 33.00 feet to the POINT OF BEGINNING;
THENCE South 89 DEG.42' 41" East 777 feet to the West line of Rose Garden Place, according to Book 201 of Maps, page 30, records of Maricopa County, Arizona; THENCE South 00 DEG. 00' 04" East along West line 430.00 feet to the North line of said subdivision;
THENCE North 89 DEG. 42' 41" West along said North line 777.00 feet;
THENCE North 430.00 feet to the POINT OF BEGINNING;

EXCEPT that portion condemned unto the State of Arizona by judgement entered in the Arizona Superior Court, in and for the County of Maricopa, a certified copy of which was recorded in Document No. 93-403106, records of Maricopa County, Arizona, described as follows:

COMMENCING at the North quarter corner of said Section 25;
THENCE South 00 DEG. 13' 19" East 699.95 feet along the assumed mid-Section line of said Section 25;
THENCE North 89 DEG. 46' 41" East 33.00 feet to the POINT OF BEGINNING in the existing East line of the 66.00 foot right-of-way of 23rd Avenue;
THENCE North 05 DEG. 43' 56" East 163.88 feet;
THENCE North 00 DEG. 13' 19" West 107.86 feet;
THENCE North 49 DEG. 24' 47" East 73.56 feet to the North line of the above described property;
THENCE along said North line North 89 DEG. 59' 51" West 73.04 feet to the aforesaid East right-of-way line of 23rd Avenue;
THENCE along said East right-of-way line South 00 DEG. 13' 19" East 318.79 feet to the POINT OF BEGINNING.

                EXHIBIT "B" TO MULTIFAMILY MORTGAGE, DEED OF TRUST OR
                     DEED TO SECURE DEBT AND FINANCING STATEMENTS

    As used herein., the term "Debtor" shall mean and include the terms "Mortgagor", "Grantor" and "Borrower"; and the term "Creditor" shall mean and include the terms "Lender", "Mortgagee" and "Secured Party".

    This Exhibit "B" is attached to, incorporated by reference in, and forms a part of, certain documents (collectively, the "Security Documents"), executed and delivered by Debtor in connection with the refinancing of the Project (as hereinafter defined), including: (i) a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt; and (ii) Financing Statements.

    This Exhibit "B" refers to the following collateral, which may be now or hereafter located on the premises of, relate to, or be used in connection with, the acquisition or refinancing, construction, equipping, repair, ownership, management or operation of a multifamily rental housing project (the "Project"), located on the property named and described on Exhibit "A" (the "Property").

         l. All materials now owned or hereafter acquired by the Debtor and intended for construction, reconstruction, alteration and repair of any building, structure or improvement now or hereafter erected or placed on the Property, all of which materials shall be deemed to be included within the Project immediately upon the delivery thereof to the Project.

         2. All of the walks, fences, plants, trees, shrubbery, driveways, fixtures, machinery, apparatus, equipment, appliances, fittings, and other goods and other personal property of every kind and description whatsoever, now owned or hereafter acquired by the Debtor and attached to or contained in and used or usable in connection with any present or future operation of the Project, including, by way of example rather than of limitation, all lighting, laundry, incinerating and power equipment; all engines, boilers, machines, motors, furnaces, compressors and transformers; all generating equipment; all pumps, tanks, ducts, conduits, wire, switches, electrical equipment and fixtures, fans and switchboards; all telephone equipment; all piping, tubing, plumbing equipment and fixtures; all heating, refrigeration, air conditioning, cooling, ventilating, sprinkling, water, gas, power and communications equipment, systems and apparatus; all water coolers, water heaters and water closets; all fire prevention, alarm and extinguishing systems and apparatus; all security and access control systems and apparatus; all cleaning equipment; all lift, elevator and escalator equipment and apparatus; all partitions, shades, blinds, awnings, screens, screen doors, storm doors, storm windows, exterior and interior signs, antennas, gas fixtures, bathtubs, washers, dryers, sinks, stoves, ranges, ovens, refrigerators, garbage disposals, dishwashers, cabinets, mirrors, mantles, pictures, panelling, floor coverings, carpets, rugs, curtains, curtain rods, draperies and other furnishings and furniture installed or to be installed or used or usable in the operation of any part of the Project or facilities erected or to be erected in or upon the Property; and every renewal or replacement thereof or articles in substitution therefor, whether or not the same are now or hereafter attached to the Property in any manner; all except for any right, title or interest therein owned by any tenant (it being agreed that all personal property owned by the Debtor and placed by it on the Property shall, so far as permitted by law, be deemed to be affixed to the Property, appropriated to its use, and covered by each of the Security Documents to which this Exhibit "B" is attached).

         3. All of the Debtor's right, title and interest in and to any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation (collectively, the "Awards") heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (i) any taking of the Property or any part thereof by the exercise of the power of condemnation or eminent domain, or the police power, (ii) any change or alteration of the grade of any street, or (iii) any other injury to or decrease in the value of the Property or any part thereof (including but not limited to destruction or decrease in value by fire or other casualty), all of which Awards, rights thereto and shares therein are hereby assigned to the Creditor, who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor and to apply, at its option, the net proceeds thereof, after deducting expenses of collection, as a credit upon any portion, as selected by the Creditor, of the indebtedness secured by the Security Documents.

         4. All of the Debtor's right, title and interest in and to any and all payments, proceeds, settlements or other compensation heretofore or hereafter made, including any interest thereon, and the right to receive the same from any and all insurance policies covering the Property or any portion thereof, or any of the other property described herein.

         5. The interest of the Debtor in and to all of the rents, royalties, mineral, oil and gas rights and profits, water, water rights and water stock appurtenant to the Property, issues, profits, revenues, income, tenant assistance payments, if any, and other benefits of the Property, or arising from the use or enjoyment of all or any portion thereof, or from any lease, agreement or tenant assistance payment contract, if any, pertaining thereto, and all right, title and interest of the Debtor in and to, and remedies under, all contract rights, accounts receivable and general intangibles arising out of or in connection with any and all leases and subleases of the Property, or any part thereof, and of the other property described herein, or any part thereof, both now in existence or hereafter entered into, together with all proceeds (cash and non-cash) thereof; and including, without limitation, to the extent permitted by law, all cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder.

         6. All of the Debtor's rights, options, powers and privileges in and to (but not the Debtor's obligations and burdens under) any construction contract, architectural and engineering agreements and management contract pertaining to construction, development, ownership, equipping and management of the Property and all of the Debtor's right, title and interest in and to (but not the Debtor's obligations and burdens under) all architectural, engineering and similar plans, specifications, drawings, reports, surveys, plats, permits and the like, contracts for construction, operation and maintenance of, or provision of services to, the Property or any of the other property described herein, and all sewer taps and allocations, agreements for utilities, bonds and the like, all relating to the Property.

         7. All intangible personal property, accounts, licenses, permits, instruments, contract rights, and chattel paper of the Debtor derived from, or generated or required by, the Property, including but not limited to cash; accounts receivable; bank accounts; certificates of deposit; securities; promissory notes; rents; tenant assistance payments (if any; rights (if any) to amounts held in escrow; insurance proceeds; condemnation rights; deposits; judgments, liens and causes of

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

action; warranties and guarantees (but not including syndication proceeds generated by sale of interests in the Debtor).

         8. The interest of the Debtor in and to any cash escrow fund and in and to any and all funds, securities, instruments, documents and other property which are at any time paid to, deposited with, under the control of, or in the possession of the Creditor, or any of its agents, branches, affiliates, correspondents or others acting on its behalf, which rights shall be in addition to any right of set-off or right of lien that the Creditor may otherwise enjoy under applicable law, regardless of whether the same arose out of or relate in any way, whether directly or indirectly, to the Project located upon the Property.

         9. All inventory, including raw materials, components, work-in-process, finished merchandise and packing and shipping materials.

         10. Proceeds, products, returns, additions, accessions and substitutions of and to any or all of the above.

         11. Any of the above arising or acquired by the Debtor or to which the Debtor may have a legal or beneficial interest in on the date hereof and at any time in the future.

         12. Any of the above which may become fixtures by virtue of attachment to the Property.

         13. All of the records and books of account now or hereafter maintained by or on behalf of the Debtor in connection with the Project.

         14. All names now or hereafter used in connection with the Project and the goodwill associated therewith.

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